PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY, PLANT AND EQUIPMENT, NET

	December 31,
	2023	2022
	(in thousands)
Land	$25,389	$23,988
Buildings	63,200	55,542
Machinery and equipment	63,284	51,374
Assets in progress	10,354	8,458
Others	9,393	8,679
Total	171,620	148,041
Less accumulated depreciation	(54,700)	(47,514)
Total	$116,920	$100,527